Sub-Item 77Q1(a)

Copies of any material amendments to the registrant’s charter or by-laws

33-63212, 811-7736

Twentieth Amendment to Amended and Restated Trust Instrument, dated April 28, 2017, is incorporated herein by reference to Exhibit (a)(21) to Post-Effective Amendment No. 83 to Janus Aspen Series registration statement on Form N-1A, filed on February 12, 2018, accession number 0001193125-18-039980 (File No. 33-63212).